February 28, 1996



VAI FEDERAL EXPRESS

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re: Transamerica Occidental Life Insurance Company and Separate Account VA-5 of Transamerica Occidental Life Insurance
         Company (File No.  33-71746)


On behalf of Transamerica Occidental Life Insurance Company ("Company") and Separate Account VA-5, enclosed for filing pursuant to Rule 30b2-1 under the Investment Company Act of 1940 is a copy of the annual report for the Schwab Investment Advantage Variable Annuity. The Variable Annuity is the investment fund underlying Separate Account VA-5, which is the funding medium for Company's Schwab Investment Advantage Variable Annuity contracts. This document is also being transmitted electronically.

This annual report has been transmitted to the Schwab Variable Annuity contract owners in accordance with Rule 30d-2 under the Investment Company Act.

If you have any questions about the enclosed filing, please contact the undersigned at (213) 742-3816.

Sincerely,




Susan Vivino
Paralegal

Enclosure

cc:      R. Armstrong
         F. Bellamy
         R. Fink
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